UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2007
Preformed Line Products Company
(Exact name of registrant as specified in its charter)

Ohio	0-31164	34-0676895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Beta Drive Mayfield Village, Ohio	44143
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 461-5200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     (a) On October 18, 2007, Preformed Line Products Company (“the Company”) submitted a Response Letter to the Staff of the Securities and Exchange Commission (“SEC”) in response to a Staff Comment Letter dated July 12, 2007. In the Response Letter the Company advised the SEC Staff that the Company intends to file an amendment to the Company’s Form 10-K for the fiscal year ended December 31, 2006 originally filed on March 15, 2007 to increase the number of the Company’s reportable segments from two to seven.
     Previously, on August 10, 2007, the Company announced that (i) it was delaying the filing of the Company’s second quarter 2007 Form 10-Q with the SEC until the Company completed a new assessment of its reportable segments (ii) the possibility that the number of the Company’s reportable segments may increase, (iii) any increase would be shown in the Company’s second quarter Form 10-Q and (iv) the Company would also file an amendment to the Company’s first quarter Form 10-Q to include the additional reportable segments. In connection with the SEC Staff Comment Letter process, and after completing a new assessment of the Company’s reportable segments, on October 18, 2007, the Company submitted its latest Response Letter to the SEC Staff indicating that the Company would increase the number of the Company’s reportable segments from two to seven in an amendment to the Company’s Form 10-K for the fiscal year ended December 31, 2006 and in an amendment to the Company’s first quarter 2007 Form 10-Q.
     Therefore, because the footnote disclosure in the Company’s financial statements for the fiscal years 2004, 2005 and 2006 included in the Company’s Form 10-K for the year ended December 31, 2006 will be amended (along with the Company’s Management Discussion and Analysis disclosure) to reflect the increase in the number of the Company’s reportable segments from two to seven, the segment information in the financial statement footnotes included in the Form 10-K for the fiscal year ended December 31, 2006 and the segment information in the financial statement footnotes included in the Company’s Form 10-Q for the quarter ended March 31, 2007, which will also be amended to reflect the increase in reportable segments, should no longer be relied upon. The increase in the Company’s reportable segments and related disclosure will have no affect on the consolidated balance sheets or on the statements of consolidated income and cash flow.
     As of the date of this Form 8-K filing the Company had not received a reply from the SEC Staff to the Company’s October 18, 2007 Response Letter.
     The Company’s management has discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY

/s/ Eric R. Graef

Vice President — Finance
DATED: October 24, 2007